SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2014
SUBSEQUENT EVENTS:
SUBSEQUENT EVENTS

NOTE 8 – SUBSEQUENT EVENTS

On July 25, 2014, the Company entered into an agreement with Jose A. Ramirez, in which Mr. Ramirez will serve as a Company director commencing on July 25, 2014 and for a period of one (1) year. Compensation will be in the form of issuance of 250,000 shares of the Company’s common stock.

On July 28, 2014, the Company issued a convertible promissory note to a third party in the amount of $32,250.  .The note accrues interest at the rate of 8% per annum and has a maturity date of April 28, 2015.  The note is convertible after 180 days from the date of issuance at 55% of the average lowest three-day trading price of common stock during the 25 days preceding the date of conversion. Loan proceeds amounting to $5,250 were paid directly to service providers.

On July 17, 2014, the Company entered into an agreement with a third party wherein, for a consideration of $1,000, the third party will be entitled to purchase shares of the Company’s common stock at $0.006 per share for a period of 60 days from the date of the agreement, up to a total investment of $300,000.  Upon reaching the total investment of $300,000, the third party has the option to purchase shares of the Company’s common stock at a price equal to 50% of the trading price for 10 days prior to any funding up a total investment of $200,000 worth of common stock.

The Company has received the $1,000 option consideration and also received proceeds of $10,000 for an aggregate of 1,666,666 at $0.006 per share.

The Company also sold an aggregate of 4,333,333 common shares to another third party at $0.006 per share. The aggregate purchase price was $26,000.

On August 13, 2014, the Company repaid in full the convertible promissory note dated February 18, 2014 totaling to a pay-off amount of $65,916.